UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 4, 2004
                        (Date of earliest event reported)


                             GENEVA FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-13877                  11-3404072
(State or other jurisdiction of  (Commission File number)   (IRS Employer
      incorporation)                                      Identification Number)


                             100 North Centre Street
                        Rockville Centre, New York 11570
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 255-1700


          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Required FD Disclosure

          On August 4, 2004, Geneva Financial Corp. (the "Company") issued a press release (the "Press Release") announcing, among other things, that the Company is filing a Form 15 with the Securities and Exchange Commission to terminate the registration of its Common Stock. The Press Release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c) Exhibits.

              99.1 Press Release, dated August 4, 2004.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2004
       --------------
                                       GENEVA FINANCIAL CORP.

                                       By: /s/ Keith S. Haffner
                                           --------------------
                                           Keith S. Haffner
                                           President and Chief Executive Officer